                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Income Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Emerging Markets Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	1.79%	8.89%	15.72%	13.77%	10.47%
Class B	1.46%	8.08%	14.80%	12.87%	9.60%
Class C	1.46%	7.98%	14.79%	12.87%	9.61%
J.P. Morgan Emerging Markets Bond Index Plus+	1.48%	9.50%	11.83%	12.99%	13.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 9.48	$ 9.51	$ 9.50
10/31/03	$ 9.53	$ 9.55	$ 9.55
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .25	$ .21	$ .21
Latest Quarterly Income Dividend as of 4/30/04	$ .125	$ .103	$ .104
SEC 30-day Yield as of 4/30/04++	4.85%	4.32%	4.30%
Current Annualized Distribution Rate as of 4/30/04++	5.27%	4.33%	4.38%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.56%, 4.11% and 4.27% for Class A, B and C, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - Emerging Markets Debt Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	50	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Income Fund - Class A [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,399	$14,797	$18,204	$25,860
	Average annual total return	3.99%	13.95%	12.73%	9.97%
Class B	Growth of $10,000	$10,508	$14,931	$18,220	$25,003
	Average annual total return	5.08%	14.30%	12.75%	9.60%
Class C	Growth of $10,000	$10,798	$15,126	$18,322	$25,038
	Average annual total return	7.98%	14.79%	12.87%	9.61%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$10,950	$13,987	$18,416	$37,038
	Average annual total return	9.50%	11.83%	12.99%	13.99%

The growth of $10,000 is cumulative.

+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of Scudder Emerging Markets Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Emerging Markets Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	1.89%	9.14%	16.00%	14.07%	10.77%
Class AARP	1.99%	9.13%	16.04%	14.05%	10.76%
J.P. Morgan Emerging Markets Bond Index Plus+	1.48%	9.50%	11.83%	12.99%	13.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 9.49	$ 9.48
10/31/03	$ 9.54	$ 9.53
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .26	$ .26
Latest Quarterly Income Dividend as of 4/30/04	$ .130	$ .130
SEC 30-day Yield as of 4/30/04++	5.32%	5.32%
Current Annualized Distribution Rate as of 4/30/04++	5.48%	5.49%

++ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 5.22% and 5.28% for Class AARP and S, respectively, had certain expenses not been reduced.
Class S Lipper Rankings - Emerging Markets Debt Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	50	67
3-Year	21	of	45	46
5-Year	25	of	42	59
10-Year	8	of	10	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Income Fund - Class S [] J.P. Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Emerging Markets Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,914	$15,611	$19,312	$27,813
	Average annual total return	9.14%	16.00%	14.07%	10.77%
Class AARP	Growth of $10,000	$10,913	$15,625	$19,300	$27,796
	Average annual total return	9.13%	16.04%	14.05%	10.76%
J.P. Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$10,950	$13,987	$18,416	$37,038
	Average annual total return	9.50%	11.83%	12.99%	13.99%

The growth of $10,000 is cumulative.

+ The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Brett Diment, portfolio co-manager, discusses Scudder Emerging Markets Income Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did emerging markets bonds perform during the past six months?

A: The emerging markets debt asset class produced a positive return of 1.48% during the period, as measured by the fund's benchmark, the J.P. Morgan Emerging Markets Bonds Plus Index.1 The first five months of the period were very upbeat, as the favorable backdrop that characterized 2003 remained in place. Even though global economic growth continued to improve significantly, bond markets were helped by low reported inflation and the continued accommodative interest rate policies of the majority of the world's central banks.

1 The J.P. Morgan Emerging Markets Bond Plus Index is an unmanaged securities index of US dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in the emerging markets.

The environment for bonds changed abruptly in the first week of April, however, with the release of the March payroll data in the United States. After several months of disappointing results, the report revealed that 308,000 jobs had been created in March, far exceeding the market's consensus expectation of 123,000 new jobs. The release of this number, in combination with comments made by US Federal Reserve Chairman Alan Greenspan in front of the Senate Banking Committee, raised the markets' expectation that the Fed would in fact begin to increase interest rates as soon as the middle of this year. This caused all areas of the bond market to sell off sharply, with the higher-risk areas of the market producing the worst returns. The asset class closed the period with only a slight gain as a result, obscuring the fact that the vast majority of the six-month period was in fact very favorable. The yield spread2 of the asset class stood at 4.78% at the close of the period, compared to 4.70% on October 31, 2003 and its low of 3.94% on January 8, 2004.

2 The "yield spread" is the difference in yield between an asset class or security and comparable Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in emerging markets debt. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund perform in this environment?

A: For the six-month period ended April 30, 2004, the Class A shares of Scudder Emerging Markets Income Fund returned 1.79%, ahead of the 1.48% return of the fund's benchmark. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 8 for the performance of other share classes and more complete performance information.) The Class A shares' SEC 30-day yield was 4.85% at the close of the period.

Q: Please discuss the fund's broad positioning.

A: During the first half of the period, we held a fairly aggressive posture in order to take advantage of the positive investment environment. This meant that we held positions in the bonds of lower-rated countries, such as Colombia and Peru, as well as higher-beta credits such as Brazil.3 This positioning helped performance during 2003 and through the first part of the reporting period given the strong performance of the market overall.

3 "Higher-beta" means a particular security is likely to be more volatile - on both the upside and downside - than the overall market.

But by the middle of the first calendar quarter, yield spreads had moved to very low levels, indicating that in many cases investors were not being fully compensated for the risks of owning certain bonds. It also became evident that we were moving closer to the point where the Fed would be forced to begin raising interest rates. At the same time, the market became more volatile and interest among "crossover investors" (i.e., those, unlike us, that can invest in any area of the bond market) began to wane. In combination, these factors prompted us to take a more "defensive" positioning within the portfolio.4 Given the sell-off in emerging markets bonds in April, this shift proved well-timed.

4 One that is geared for a more difficult market environment.

Q: What did this more defensive approach mean for the fund's positioning in Latin America?

A: First, it caused us to lower the fund's weighting in Colombia to an underweight and remove positions in Peru and Panama altogether.5 While we believe these countries have limited downside given their strong fiscal positions, we think their upside is also small in light of the broader issues that have been affecting the emerging markets. As a result, we do not think the risk-reward profile warrants a larger weighting in these areas.

5 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Another aspect of the more defensive posture was our decision to underweight in Mexico, where yield spreads are close to their all-time lows - meaning that the country's bonds no longer offer a compelling value in our view.

At this point, the only significant overweight in Latin America is to Argentina, a position that has been in place for one and a half years. Bond prices there have been supported by the continued robust growth of the economy and the related strength of tax revenue collections.6 Both factors have improved Argentina's ability to make payments on its debt. The fund's overweight in this country was a significant positive for performance versus the benchmark during the period. We also hold a slight overweight in Jamaica, which has demonstrated continued fiscal austerity.

6 In contrast to developed bond markets, where stronger growth usually leads to lower bond prices, bonds in the emerging markets benefit from stronger growth.

The portfolio is equal-weighted versus the benchmark in Ecuador and Venezuela. Despite ongoing political risk in the two countries, we expect that continued high energy prices will translate into limited downside in the bonds of these oil-exporting nations.

Q: Please discuss the fund's positioning in the Europe/ Africa/Middle East region.

A: The fund is overweight in this area. We have maintained core positions in Romania and Bulgaria, both of which we believe will benefit as the countries move closer to joining the European Union (EU). We also continue to favor Turkey, which is strong economically and which we believe will soon receive a date to begin EU accession talks. However, the continued tensions associated with the country's dispute with Greece regarding the island of Cyprus sparked a sell-off in April. This was a short-term negative for the fund's relative performance.

While we retain overweights in the countries just mentioned, we have closed the portfolio's overweight in Russia. Although the country remains on track for an upgrade to investment grade status by Standard & Poor's within a year's time, it has become an increasingly popular position among market participants. In our view, this makes the country vulnerable to a rapid sell-off if a negative news events sparks profit-taking among spooked investors. We do, however, retain a modest overweight in Ukraine, which has significantly outperformed Russia. The fund is also overweight in South Africa, which we believe offers relatively limited downside.

Q: What is the reason for the continued underweight in Asia?

A: As has been the case for quite some time, we are not finding the values in Asia to be attractive. Korea remains the fund's largest underweight, where its holdings are 6.5% lower than in the benchmark. (As of 4/30/04, positions in Korea were sold.) One aspect of the underweight to Asia hurt performance during the period, and that was our decision to move from neutral to underweight in the Philippines. The country outperformed during the downturn due in part to an improving political backdrop, so this underweight detracted from returns in April.

Q: Six months ago, the fund held a position in local currency bonds, but this has since been removed from the portfolio. Why?

A: We have the ability to buy bonds denominated in US dollars or those denominated in local currencies. In deciding between the two, we look for relative value. For most of 2003, the fund held a position in local currency bonds for three reasons. First, in many countries dollar-denominated bonds had already outperformed their local counterparts, so we believed we could find better values in local currency issues. Second, we believed the dollar would weaken versus many emerging market currencies. And third, emerging market currencies were supported by higher commodity prices.7

7 Higher commodity prices tend to help bring more dollars into emerging markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, tend to help improve governments' fiscal positions - a positive for currencies.

As we moved into 2004, however, this situation reversed: Local currency bonds closed the performance gap, meaning that the values that were in place last year had dissipated. The dollar also weakened considerably and in our view was poised to improve given the outlook for higher rates in the US.8 Finally, commodities prices fell across the board as concerns that China's white-hot growth would slow consumption of basic materials. The confluence of these factors prompted us to close out all positions in emerging markets currencies, based on our belief that this area no longer offered an attractive value given that the investment backdrop was deteriorating and the currencies had already risen substantially.9 All of the fund's holdings are now denominated in US dollars, Euros and Pounds.

8 Higher interest rates in a given country tend to help the performance of its currency.
9 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency in order to buy bonds. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

Q: What are some risks and opportunities that could arise in the months ahead?

A: The emerging debt market faces a number of potential risks. Even after the sell-off in late April, the market remains vulnerable to external shocks such as higher interest rates in the United States. Further, emerging markets bonds are, in our view, unlikely to benefit significantly from new buying from crossover investors. Given this backdrop, we will continue to seek favorable long-term returns through risk management and the use of fundamental research to identify bonds that offer attractive value. At this time, we also intend to maintain the more conservative posture that we established in the latter part of the period. Having said that, we will also be looking closely at opportunities to invest in the bonds of fiscally strong countries whose economies are growing, yet whose bonds prices fall in sympathy with worldwide market weakness.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/04	10/31/03

Debt Obligations	92%	87%
Cash Equivalents, net	5%	11%
Loan Participations	2%	2%
Securities Lending Collateral	1%	-
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

Russia	21%	27%
Brazil	21%	21%
Turkey	11%	5%
Argentina	5%	4%
Bulgaria	5%	6%
Romania	5%	7%
Venezuela	4%	8%
Mexico	4%	5%
United States	4%	2%
Other	20%	15%
	100%	100%

Currency Exposure	4/30/04	10/31/03

United States Dollars	99%	94%
Euros	1%	2%
Russian Rubles	-	1%
Brazilian Reals	-	1%
Argentine Pesos	-	1%
Uruguay Pesos	-	1%
	100%	100%

Average Life (Excludes Cash Equivalents)	4/30/04	10/31/03

0 < 3 years	1%	1%
3 < 5 years	5%	4%
5 < 10 years	16%	21%
10+ years	78%	74%
	100%	100%

Asset allocation, geographical and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004

	Principal Amount ($)(c)	Value ($)

Bonds 91.9%
Argentina 4.9%
Republic of Argentina:
7.0%, 3/18/2049* EUR	1,022,584	346,194
7.875%, 7/29/2005* EUR	2,556,459	857,861
Series APR, 8.0%, 2/26/2008* EUR	2,000,000	671,132
8.0%, 2/26/2008* EUR	1,000,000	335,566
Series EMTN, 8.0%, 10/30/2009* EUR	1,651,473	564,063
Series EMTN, 8.75%, 2/4/2049* EUR	700,000	239,133
9.0%, 11/19/2008* EUR	511,292	171,578
9.0%, 9/19/2049* EUR	1,124,842	370,716
9.25%, 7/20/2004* EUR	5,030,000	1,687,897
9.5%, 10/31/2049* EUR	750,000	224,709
9.75%, 9/19/2027*	300,000	90,000
Series LELI, 10.0%, 6/25/2007* GBP	1,898,000	945,192
10.25%, 2/6/2049* EUR	920,325	306,077
10.5%, 11/14/2049* EUR	1,329,359	446,086
11.75%, 5/20/2011* EUR	255,646	88,859
11.75%, 11/13/2026* EUR	541,969	185,144
12.25%, 6/19/2018*	1,379,625	396,642
(Cost $6,996,791)		7,926,849
Brazil 19.1%
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..875%, Series L, 2.063%**, 4/15/2012	1,345,887	1,117,086
8.875%, 4/15/2024	7,140,000	5,712,000
10.0%, 8/7/2011	3,100,000	3,007,000
11.0%, 1/11/2012	3,300,000	3,349,500
11.5%, 3/12/2008	3,000,000	3,195,000
14.5%, 10/15/2009	12,700,000	14,732,000
(Cost $33,750,254)		31,112,586
Bulgaria 4.7%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $7,731,851)	6,600,000	7,573,500
Colombia 1.7%
Republic of Colombia, 8.125%, 5/21/2024 (Cost $3,049,935)	3,180,000	2,703,000
Ecuador 1.5%
Republic of Ecuador, Step-up Coupon, 7.0%**, 8/15/2030 (Cost $2,997,517)	3,500,000	2,458,750
Indonesia 0.5%
Republic of Indonesia, 6.75%, 3/10/2014 (Cost $835,222)	930,000	854,110
Jamaica 1.2%
Government of Jamaica, 10.625%, 6/20/2017 (Cost $1,903,850)	1,930,000	1,920,350
Malaysia 4.7%
Petroliam Nasional Berhad:
7.625%, 10/15/2026	1,500,000	1,647,635
7.75%, 8/15/2015	5,200,000	5,985,101
(Cost $7,745,385)		7,632,736
Mexico 3.8%
United Mexican States:
7.5%, 4/8/2033	3,400,000	3,366,000
8.0%, 9/24/2022	1,000,000	1,055,000
9.875%, 2/1/2010	1,400,000	1,713,600
(Cost $6,130,902)		6,134,600
Nigeria 1.0%
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010 (Cost $1,614,462)	1,824,498	1,702,000
Philippines 3.0%
Republic of Philippines:
8.875%, 3/17/2015	150,000	149,063
9.375%, 1/18/2017	3,200,000	3,345,491
9.875%, 3/16/2010 (e)	1,300,000	1,413,750
(Cost $5,096,134)		4,908,304
Romania 4.4%
Republic of Romania, 8.5%, 5/8/2012 (Cost $6,187,289) EUR	5,070,000	7,096,934
Russia 19.2%
Russian Federation:
Step-up Coupon, 5.0%**, 3/31/2030	14,900,000	13,663,300
11.0%, 7/24/2018	5,600,000	7,215,600
12.75%, 6/24/2028	1,100,000	1,625,250
144A, 12.75%, 6/24/2028	1,100,000	1,600,500
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	3,700,000	3,256,000
Series VII, 3.0%, 5/14/2011	5,100,000	3,901,500
(Cost $32,090,461)		31,262,150
South Africa 2.7%
Republic of South Africa, 8.5%, 6/23/2017 (Cost $4,497,100)	3,800,000	4,389,000
Turkey 10.0%
Republic of Turkey:
10.5%, 1/13/2008	500,000	560,000
11.0%, 1/14/2013	470,000	545,200
11.75%, 6/15/2010	1,860,000	2,191,080
11.875%, 1/15/2030	2,500,000	3,231,250
12.375%, 6/15/2009	8,100,000	9,684,750
(Cost $16,425,545)		16,212,280
Ukraine 2.3%
Government of Ukraine, 7.65%, 6/11/2013 (Cost $4,127,151)	3,980,000	3,798,910
United States 3.3%
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	290,000	303,050
US Treasury Note, 4.0%, 11/15/2012	5,100,000	4,967,719
(Cost $5,263,215)		5,270,769
Venezuela 3.9%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 2.15%**, 4/20/2011	100,000	73,500
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	3,250,000	2,827,500
10.75%, 9/19/2013	3,600,000	3,492,000
(Cost $6,494,867)		6,393,000
Total Bonds (Cost $152,937,931)		149,349,828

Loan Participation 1.6%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010 (Cost $2,594,689)	2,685,000	2,617,875

	Shares	Value ($)

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 1.08% (b) (d) (Cost $1,359,000)	1,359,000	1,359,000
Cash Equivalents 10.0%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $16,269,224)	16,269,224	16,269,224

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,160,844) (a)	104.4	169,595,927
Other Assets and Liabilities, Net	(4.4)	(7,140,022)
Net Assets	100.0	162,455,905

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $173,197,107. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $3,601,180. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,275,699 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,876,879.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
(d) Represents collateral held in connection with securities lending.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $1,305,000, which is 0.8% of total net assets.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euros
GBP	Great Britain Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004
Assets
Investments: Investments in securities, at value (cost $155,532,620)	$ 151,967,703
Investment in Daily Assets Fund Institutional (cost $1,359,000)*	1,359,000
Investment in Scudder Cash Management QP Trust (cost $16,269,224)	16,269,224
Total investments in securities, at value (cost $173,160,844)	169,595,927
Receivable for investments sold	14,371,150
Interest receivable	3,016,263
Receivable for Fund shares sold	52,721
Net receivable on closed forward foreign currency exchange contracts	47,521
Unrealized appreciation on forward foreign currency exchange contracts	334,752
Due from Advisor	74,519
Total assets	187,492,853
Liabilities
Payable for investments purchased	22,434,243
Payable upon return of securities loaned	1,359,000
Payable for Fund shares redeemed	508,552
Net payable on closed forward foreign currency exchange contracts	11,398
Unrealized depreciation on forward foreign currency exchange contracts	494,276
Accrued management fee	138,514
Other accrued expenses and payables	90,965
Total liabilities	25,036,948
Net assets, at value	$ 162,455,905
Net Assets
Net assets consist of: Undistributed net investment income	352,145
Net unrealized appreciation (depreciation) on: Investments	(3,564,917)
Foreign currency related transactions	(172,253)
Accumulated net realized gain (loss)	(71,645,365)
Paid-in capital	237,486,295
Net assets, at value	$ 162,455,905

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($4,986,976 / 525,985 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.48
Maximum offering price per share (100 / 95.50 of $9.48)	$ 9.93
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,173,842 / 228,692 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.51
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,272,248 / 133,987 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.50
Class AARP Net Asset Value, offering and redemption price per share ($20,933,604 / 2,206,011 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.49
Class S Net Asset Value, offering and redemption price per share ($133,089,235 / 14,034,970 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004
Investment Income
Interest	$ 5,719,594
Interest - Scudder Cash Management QP Trust	42,911
Securities lending income	585
Total Income	5,763,090
Expenses: Management fee	872,639
Distribution service fees	24,591
Administrative fee	474,198
Services to shareholders*	37,620
Custodian and accounting fees*	15,810
Auditing*	10,110
Legal*	1,740
Directors' fees and expenses	6,197
Reports to shareholders*	3,750
Registration fees*	4,470
Other	1,826
Total expenses, before expense reductions	1,452,951
Expense reductions	(214,527)
Total expenses, after expense reductions	1,238,424
Net investment income	4,524,666
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,373,279
Foreign currency related transactions	241,688
6,614,967
Net unrealized appreciation (depreciation) during the period on: Investments	(7,282,789)
Foreign currency related transactions	(353,357)
(7,636,146)
Net gain (loss) on investment transactions	(1,021,179)
Net increase (decrease) in net assets resulting from operations	$ 3,503,487

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004	Year Ended October 31, 2003
Operations: Net investment income	$ 4,524,666	$ 9,798,637
Net realized gain (loss) on investment transactions	6,614,967	26,650,063
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,636,146)	4,441,375
Net increase (decrease) in net assets resulting from operations	3,503,487	40,890,075
Distributions to shareholders from: Net investment income: Class A	(198,063)	(262,960)
Class B	(44,337)	(97,896)
Class C	(55,999)	(96,299)
Class AARP	(560,641)	(912,540)
Class S	(3,763,835)	(9,082,395)
Fund share transactions: Proceeds from shares sold	27,679,999	68,213,309
Reinvestment of distributions	3,895,368	8,874,038
Cost of shares redeemed	(34,080,751)	(67,374,423)
Net increase (decrease) in net assets from Fund share transactions	(2,505,384)	9,712,924
Increase (decrease) in net assets	(3,624,772)	40,150,909
Net assets at beginning of period	166,080,677	125,929,768
Net assets at end of period (including undistributed net investment income of $352,145 and $450,354, respectively)	$ 162,455,905	$ 166,080,677

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 7.74	$ 7.35	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.25	.54	.63	.29
Net realized and unrealized gain (loss) on investment transactions	(.05)	1.83	.45	(.72)
Total from investment operations	.20	2.37	1.08	(.43)
Less distributions from: Net investment income	(.25)	(.58)	(.69)	(.40)
Net asset value, end of period	$ 9.48	$ 9.53	$ 7.74	$ 7.35
Total Return (%)[e]	1.79f**	31.53[f]	15.26	(5.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4.500		.012
Ratio of expenses before expense reductions (%)	1.83*	1.86	1.93	1.93*
Ratio of expenses after expense reductions (%)	1.59*	1.84	1.93	1.93*
Ratio of net investment income (%)	5.02*	6.13	8.01	10.25*
Portfolio turnover rate (%)	247*	327	734	685
[a] For the six months ended April 30, 2004.
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.12% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of operations of Class A shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.21	.46	.57	.27
Net realized and unrealized gain (loss) on investment transactions	(.04)	1.83	.45	(.71)
Total from investment operations	.17	2.29	1.02	(.44)
Less distributions from: Net investment income	(.21)	(.50)	(.63)	(.37)
Net asset value, end of period	$ 9.51	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	1.46f**	30.23[f]	14.44	(5.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2.532		.004
Ratio of expenses before expense reductions (%)	2.70*	2.72	2.74	2.73*
Ratio of expenses after expense reductions (%)	2.38*	2.69	2.74	2.73*
Ratio of net investment income (%)	4.23*	5.28	7.20	9.45*
Portfolio turnover rate (%)	247*	327	734	685
[a] For the six months ended April 30, 2004.
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.31% to 7.20%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of operations of Class B shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 7.76	$ 7.37	$ 8.18
Income (loss) from investment operations: Net investment income[d]	.21	.47	.57	.27
Net realized and unrealized gain (loss) on investment transactions	(.05)	1.83	.45	(.71)
Total from investment operations	.16	2.30	1.02	(.44)
Less distributions from: Net investment income	(.21)	(.51)	(.63)	(.37)
Net asset value, end of period	$ 9.50	$ 9.55	$ 7.76	$ 7.37
Total Return (%)[e]	1.46f**	30.13[f]	14.47	(5.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.272	.723	.085	.001
Ratio of expenses before expense reductions (%)	2.61*	2.69	2.71	2.70*
Ratio of expenses after expense reductions (%)	2.36*	2.68	2.71	2.70*
Ratio of net investment income (%)	4.25*	5.29	7.23	9.48*
Portfolio turnover rate (%)	247*	327	734	685
[a] For the six months ended April 30, 2004.
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 7.34% to 7.23%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (Commencement of operations of Class C shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 7.75	$ 7.37	$ 7.89	$ 8.01
Income (loss) from investment operations: Net investment income[d]	.26	.56	.65	.84	.05
Net realized and unrealized gain (loss) on investment transactions	(.05)	1.83	.44	(.42)	(.17)
Total from investment operations	.21	2.39	1.09	.42	(.12)
Less distributions from: Net investment income	(.26)	(.60)	(.71)	(.94)	-
Net asset value, end of period	$ 9.49	$ 9.54	$ 7.75	$ 7.37	$ 7.89
Total Return (%)	1.99e**	31.53[e]	15.56	5.23	(1.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	8	5.42
Ratio of expenses before expense reductions (%)	1.64*	1.66	1.66	1.67	1.65*
Ratio of expenses after expense reductions (%)	1.39*	1.63	1.66	1.67	1.65*
Ratio of net investment income (%)	5.22*	6.34	8.28	10.72	7.45*
Portfolio turnover rate (%)	247*	327	734	685	338
[a] For the six months ended April 30, 2004.
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.53	$ 7.74	$ 7.36	$ 7.89	$ 7.46	$ 7.04
Income (loss) from investment operations: Net investment income[c]	.26	.57	.65	.84	.83	.63
Net realized and unrealized gain (loss) on investment transactions	(.05)	1.82	.44	(.42)	.31	.49
Total from investment operations	.21	2.39	1.09	.42	1.14	1.12
Less distributions from: Net investment income	(.26)	(.60)	(.71)	(.95)	(.71)	(.64)
Tax return of capital	-	-	-	-	-	(.06)
Total distributions	(.26)	(.60)	(.71)	(.95)	(.71)	(.70)
Net asset value, end of period	$ 9.48	$ 9.53	$ 7.74	$ 7.36	$ 7.89	$ 7.46
Total Return (%)	1.89d**	31.71[d]	15.41	5.40	15.32	16.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	140	116	116	139	192
Ratio of expenses before expense reductions (%)	1.64*	1.66	1.66	1.67	1.72[e]	1.75
Ratio of expenses after expense reductions (%)	1.39*	1.63	1.66	1.67	1.71[e]	1.75
Ratio of net investment income (%)	5.22*	6.34	8.28	10.72	10.50	8.82
Portfolio turnover rate (%)	247*	327	734	685	338	327
[a] For the six months ended April 30, 2004.
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 8.39% to 8.28%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.67%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $78,203,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($11,611,000), October 31, 2007 ($54,248,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $209,446,034 and $194,476,057, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.650% and 0.650% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 16,164	$ 6,787
Class B	6,227	2,813
Class C	3,937	1,828
Class AARP	56,759	22,010
Class S	391,111	158,853
	$ 474,198	$ 192,291

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through April 30, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 900	$ 622	$ 278
Class B	600	590	10
Class C	210	82	128
Class AARP	3,720	3,602	118
Class S	17,340	17,340	-
	$ 22,770	$ 22,236	$ 534

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $7,020, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 7,860	$ 1,409
Class C	5,951	1,645
	$ 13,811	$ 3,054

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 6,428	$ 1,756.21%
Class B	2,462	418.24%
Class C	1,890	616.24%
	$ 10,780	$ 2,790

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $1,764 and $13, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $2,664 and $998, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2004, SDI received $852.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent.. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

G. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

H. Forward Foreign Currency Commitments

As of April 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
CLP	998,280,000	USD	1,728,773	8/6/2004	$ 127,297
CLP	1,147,712,500	USD	1,886,134	8/6/2004	44,933
COP	5,014,000	USD	1,881,426	8/6/2004	17,485
USD	1,840,000	COP	5,014,000	8/6/2004	23,941
IDR	16,095,000	USD	1,822,557	8/6/2004	15,551
USD	4,927,344	PLN	20,074,000	7/29/2004	23,426
PLN	12,966,000	USD	3,230,194	8/6/2004	35,545
TRL	2,499,850,000,000	USD	1,700,000	7/29/2004	25,707
TRL	2,344,814,000,000	USD	1,591,323	7/29/2004	20,867
Total unrealized appreciation					$ 334,752

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
USD	1,770,000	CLP	998,280,000	8/6/2004	$ (168,524)
EUR	10,740,000	USD	12,723,678	7/29/2004	(109,307)
GBP	400,000	USD	702,200	7/29/2004	(1,839)
USD	1,850,000	IDR	16,095,000	8/6/2004	(42,994)
PLN	6,900,000	USD	1,663,663	7/29/2004	(38,057)
USD	3,350,390	TRL	4,844,664,000,000	7/29/2004	(105,641)
USD	1,870,000	CLP	1,147,712,500	8/6/2004	(27,914)
Total unrealized depreciation					$ (494,276)

As of April 30, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
COP	5,079,900	USD	1,763,854	8/6/2004
USD	1,770,000	COP	5,079,900	8/6/2004	$ (6,146)
RUB	52,126,500	USD	1,817,521	8/6/2004
USD	1,770,000	RUB	52,126,500	8/6/2004	47,521
USD	1,670,000	RUB	52,939,000	10/27/2004
RUB	52,939,000	USD	1,664,748	10/27/2004	(5,252)
Total net receivable (payable)					$ 36,123

Currency Abbreviations
CLP	Chilean Peso	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
EUR	Euro	TRL	Turkish Lira
GBP	Great Britain Pound	USD	US Dollar
IDR	Indonesian Rupiah

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	889,414	$ 8,965,027	1,773,717	$ 16,159,364
Class B	88,190	877,024	394,726	3,525,096
Class C	378,676	3,854,485	531,674	4,542,177
Class AARP	624,265	6,221,348	1,586,725	14,436,034
Class S	778,618	7,762,115	3,289,336	29,550,638
		$ 27,679,999		$ 68,213,309
Shares issued to shareholders in reinvestment of distributions
Class A	17,562	$ 175,398	25,597	$ 233,520
Class B	2,862	28,488	7,265	66,956
Class C	1,710	17,068	3,637	32,121
Class AARP	45,987	456,319	83,206	744,078
Class S	324,859	3,218,095	886,421	7,797,363
		$ 3,895,368		$ 8,874,038
Shares redeemed
Class A	(819,101)	$ (8,081,540)	(1,425,816)	$ (13,256,226)
Class B	(50,898)	(503,895)	(281,981)	(2,566,556)
Class C	(322,144)	(3,201,238)	(470,570)	(4,361,511)
Class AARP	(450,357)	(4,462,514)	(756,423)	(6,868,896)
Class S	(1,802,290)	(17,831,564)	(4,485,224)	(40,321,234)
		$ (34,080,751)		$ (67,374,423)
Net increase (decrease)
Class A	87,875	$ 1,058,885	373,498	$ 3,136,658
Class B	40,154	401,617	120,010	1,025,496
Class C	58,242	670,315	64,741	212,787
Class AARP	219,895	2,215,153	913,508	8,311,216
Class S	(698,813)	(6,851,354)	(309,467)	(2,973,233)
		$ (2,505,384)		$ 9,712,924

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts June 23, 2004	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	378947-816	378947-790	378947-782
Fund Number	476	676	776

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMKX	SCEMX
Fund Number	176	076

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------